UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2004


                               CHINA FINANCE, INC.
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               (Exact name of registrant as specified in charter)


                 UTAH                                    333-46114                         87-0650976
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     (State or other jurisdiction                 (Commission File Number)               (IRS Employer
           of incorporation)                                                          Identification No.)

          11 PAVONIA AVENUE, SUITE 615, JERSEY CITY, NEW JERSEY                              07310
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                 (Address of principal executive offices)                                  (Zip Code)


Registrant's telephone number, including area code:  (201) 216-0880
                                                     ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On December 29, 2004, China Finance, Inc. (the "Company") dismissed its principal independent accountant, Weinberg & Company, P.A. ("Weinberg"), which dismissal became effective immediately. The decision to dismiss Weinberg as the Company's principal independent accountant was approved by the Company's Board of Directors. Weinberg was engaged by the Company on July 28, 2004 and was dismissed as of December 29, 2004 (the "Engagement Period"), and, due to the fact that the Company's fiscal year end is December 31, did not perform an audit of the Company's financial statements. In connection with the Company's acquisition of Value Global International Limited ("Value Global"), Weinberg performed an audit of the financial statements of Shenzhen Shiji Ruicheng Guaranty & Investment Co., Ltd. ("Shiji Ruicheng"), which was then a wholly-owned subsidiary of Value Global and which is now a wholly-owned subsidiary of the Company.

         During the Engagement Period, there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report, and there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report for Shiji Ruicheng. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the most recent fiscal year of the Company ended December 31, 2003.

         Weinberg did not perform an audit of the Company's financial statements and therefore never issued an audit report. The audit report of Weinberg on the financial statements of Shiji Ruicheng did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has requested that Weinberg furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. The Company will file the letter it receives from Weinberg by amendment to this Current Report on Form 8-K.

         The Company has now engaged Rotenberg & Company, LLP ("Rotenberg") as its principal independent accountants, which engagement became effective as of December 29, 2004. The decision to engage Rotenberg was approved by the Company's Board of Directors. During the two most recent fiscal years of the Company ended December 31, 2003 and 2002, and through the date of the engagement of Rotenberg on December 29, 2004, the Company did not consult with Rotenberg regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA FINANCE, INC.



                                       By: /s/ Charles Wang
                                           -------------------------------------
                                           Charles Wang
                                           Chief Financial Officer and Secretary

Dated:  December 29, 2004